UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

September [*], 2026

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CEMTREX, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction : $____________

5)	Total fee paid: $_____________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

CEMTREX, INC.

135 Fell Court

Hauppauge, NY 11788

(631)756-9116

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT

OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Cemtrex, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), upon the recommendation of the Audit Committee of the Board, has approved, and the holder of a majority of the voting power of our outstanding voting stock has executed a written consent in lieu of a special meeting approving the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”).

The accompanying Information Statement describes the Nevada Reincorporation in more detail and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Delaware General Corporation Law (the “DGCL”) and our bylaws, stockholder action may be taken by written consent without a meeting. The written consent of the holders of a majority of the voting power of our outstanding capital stock entitled to vote is sufficient under the DGCL and our bylaws to approve the actions described above. Accordingly, the actions described above will not be submitted to our other stockholders for a vote.

Pursuant to Rule 14c-2 under the Exchange Act, the Nevada Reincorporation will not be effected until at least twenty (20) calendar days after the mailing of the Information Statement to our stockholders.

This letter is the notice required by Section 228(e) of the DGCL. We will first mail the Information Statement on or about September [*], 2026 to our stockholders of record as of September 4, 2026.

By Order of the Board of Directors of Cemtrex, Inc.

/s/ Saagar Govil
Name:	Saagar Govil
Title:	Chairman, President and CEO

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CEMTREX, INC.

135 Fell Court

Hauppauge, NY 11788

(631)756-9116

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER

NO VOTE OR OTHER ACTION OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Cemtrex, Inc., a Delaware corporation (“we”, “us” or “our”) is sending this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by the holder of a majority of the voting power of our Common Stock, par value $0.001 per share (the “Common Stock”), Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred”), and Series 1 Preferred Stock, par value $0.001 per share (the “Series 1 Preferred”), by written consent in lieu of a special meeting. No action is requested or required on your part.

What actions were taken by written consent in lieu of a special meeting?

Our Board of Directors (the “Board”), upon the recommendation of the Audit Committee of the Board, approved, and the stockholder holding at least a majority of the voting power of our outstanding voting stock approved by written consent in lieu of a special meeting, the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”), including:

■	the Audit Committee resolutions, the Board resolutions, and the written consent of stockholders attached as Appendix A;
■	the Plan of Conversion attached as Appendix B (the “Plan of Conversion”);
■	the Nevada articles of incorporation attached as Appendix C (the “Nevada Articles”), which embed the terms of the Series A Preferred Stock, Series C Preferred Stock and Series 1 Preferred Stock; and
■	the Nevada bylaws attached as Appendix D (the “Nevada Bylaws”).

The Nevada Reincorporation will be effected as a statutory conversion of the Company from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and NRS 92A.195, on the terms of the Plan of Conversion. Upon the effective time of the conversion (the “Effective Time”):

■	the Company will continue in existence as a Nevada corporation named “Cemtrex, Inc.” without interruption of corporate existence;
■	the internal affairs of the Company will cease to be governed by Delaware law and the Company’s existing certificate of incorporation and bylaws and will instead be governed by the Nevada Revised Statutes, as amended (the “NRS”), the Nevada Articles and the Nevada Bylaws;
■	each outstanding share of Common Stock of the Delaware corporation will automatically convert into one share of Common Stock, par value $0.001 per share, of the Nevada corporation;
■	each outstanding share of Series C Preferred and each outstanding share of Series 1 Preferred of the Delaware corporation will automatically convert into one share of the corresponding series of the Nevada corporation, with the designations, preferences and rights set forth in the Nevada Articles;
■	outstanding options, warrants, convertible securities and other rights to acquire Common Stock will continue on the same terms and will relate to an equal number of shares of Nevada Common Stock;
■	stockholders will not be required to exchange certificates or book-entry positions;
■	Common Stock is expected to continue to trade on The Nasdaq Capital Market under the symbol “CETX” without interruption; Series 1 Preferred is expected to continue to be quoted on the OTC Markets under “CETXP”; and
■	headquarters, management, employees, assets, liabilities, contracts and business operations will not change as a result of the Nevada Reincorporation, other than transaction costs and the settlement of Delaware franchise-tax obligations described below.

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What vote was obtained to approve the Nevada Reincorporation described in this Information Statement?

The Nevada Reincorporation was approved by our Board and by our stockholders pursuant to action taken by majority written consent on September 1, 2026, for notification to our stockholders of record as of the close of business on September 4, 2026 (the “Record Date”). The approval of the Nevada Reincorporation by written consent of stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of the voting power of our outstanding Common Stock, Series C Preferred and Series 1 Preferred as of the Record Date.

As of the Record Date, 1,721,141 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. As of the Record Date, 50,000 shares of our Series C Preferred were issued and outstanding. Each share of our Series C Preferred is entitled to the number of votes equal to (i) the total number of shares of Common Stock outstanding at the time of such vote multiplied by 10.01 and divided by (ii) the total number of shares of Series C Preferred outstanding, which amounts to an aggregate of 17,228,621 votes as of the Record Date. As of the Record Date, 2,983,141 shares of Series 1 Preferred were issued and 2,919,041 outstanding. Each outstanding share of Series 1 Preferred is entitled to two votes, which amounts to an aggregate of 5,838,082 votes.

Based on the foregoing, as of the Record Date, the total aggregate amount of votes entitled to vote regarding the approval of the Nevada Reincorporation was 24,787,844. Pursuant to Sections 266 and 228 of the DGCL, at least a majority of the voting power of the Company, or at least 12,393,923 votes, is required to approve the Nevada Reincorporation by written consent. Our Chief Executive Officer and Director, Saagar Govil, holding 17,583,216 votes, equal to approximately 70.93% of the voting power of the Company, has consented in favor of the Nevada Reincorporation, thereby satisfying the requirement pursuant to the DGCL that at least a majority of the voting power consent in favor of the Nevada Reincorporation.

The following table sets forth the securities held by Mr. Govil, the votes he was entitled to cast, the votes he consented in favor of the Nevada Reincorporation, and the percentage of the Company’s outstanding voting power represented by that consent:

Class	Shares Held by Mr. Govil	Votes per share / formula	Votes Consented
Common Stock	5	1 vote per share	5
Series C Preferred	50,000	(Common outstanding × 10.01) ÷ Series C outstanding	17,228,621
Series 1 Preferred	177,295	2 votes per outstanding share	354,590
Total votes consented by Mr. Govil			17,583,216
Percentage of outstanding voting power			70.93%

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. Our costs are estimated at approximately $10,000.

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Am I entitled to dissenter’s rights?

Holders of our Common Stock, which is listed on The Nasdaq Capital Market, are not entitled to appraisal rights under Section 262 of the DGCL in connection with the Nevada Reincorporation. The market-out exception in Section 262(b) of the DGCL applies because, as of the Record Date, the Common Stock is listed on a national securities exchange and holders will receive, on a one-for-one basis, Common Stock of the continuing Nevada corporation that is expected to remain listed on The Nasdaq Capital Market.

Holders of Series C Preferred Stock and Series 1 Preferred Stock who have executed the written consent approving the Nevada Reincorporation are not entitled to appraisal rights under Section 262 of the DGCL. The Company does not believe that dissenters’ rights under NRS Chapter 92A apply to this conversion of a Delaware corporation into a Nevada corporation. Neither the Company’s existing Delaware certificate of incorporation or bylaws, nor the Nevada Articles of Incorporation or Nevada Bylaws, grant appraisal or dissenters’ rights in addition to those provided by statute.

Any stockholder who believes that he, she, or it may have appraisal or dissenters’ rights should consult his, her, or its own counsel promptly. Failure to comply strictly with the applicable statutory procedures will result in a loss of those rights.

THE NEVADA REINCORPORATION

What is the Nevada Reincorporation?

The Nevada Reincorporation is the conversion of Cemtrex, Inc. from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and NRS 92A.195. It is a continuation of the same legal entity, not a merger into a newly formed company and not a transfer of assets to a new issuer. The Company’s name, business, management, employees, headquarters, subsidiaries, contracts, Commission file number (001-37464) and employer identification number (30-0399914) will remain the same, other than transaction costs and the settlement of outstanding Delaware franchise-tax obligations described below.

At the Effective Time:

■	the Company will be governed by the NRS, the Nevada Articles and the Nevada Bylaws instead of the DGCL and the Company’s existing Delaware certificate of incorporation and bylaws;
■	each outstanding share of Common Stock will convert automatically into one share of Nevada Common Stock, par value $0.001 per share;
■	each outstanding share of Series C Preferred and each outstanding share of Series 1 Preferred will convert automatically into one share of the corresponding Nevada series, with the designations, preferences and rights set forth in the Nevada Articles;
■	outstanding options, warrants, convertible securities and other rights to acquire Common Stock will continue on the same terms and will relate to an equal number of shares of Nevada Common Stock;
■	stockholders will not be required to exchange certificates or book-entry positions;
■	Common Stock is expected to continue to trade on The Nasdaq Capital Market under “CETX” without interruption;
■	Series 1 Preferred is expected to continue to be quoted on the OTC Markets OTCID under “CETXP”; and
■	authorized capital will remain 80,000,000 shares, consisting of 70,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, of which the Nevada Articles designate Series A Preferred, Series C Preferred and Series 1 Preferred on the terms described in the Nevada Articles.

The Plan of Conversion is attached as Appendix B. The Nevada Articles are attached as Appendix C. The Nevada Bylaws are attached as Appendix D.

How will the Nevada Reincorporation be effected?

The Board, upon the recommendation of the Audit Committee, approved the Nevada Reincorporation. The stockholder holding a majority of the voting power then approved it by written consent. After this Information Statement has been sent or given to stockholders, and after the 20-calendar-day waiting period required by Rule 14c-2 under the Exchange Act, the Company intends to file:

■	a certificate of conversion with the Delaware Secretary of State; and
■	articles of conversion and the Nevada Articles with the Nevada Secretary of State.

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The Effective Time will be the date and time specified in those filings or, if none is specified, upon filing. The Board may delay or abandon the Plan of Conversion at any time before the Effective Time if it determines that doing so is in the best interests of the Company and its stockholders.

Because Common Stock is listed on Nasdaq, the Company will notify Nasdaq Listing Qualifications in accordance with Nasdaq’s listing procedures so that trading in CETX continues without interruption. Because Series 1 Preferred is quoted on the OTCID, the Company will also submit a company-related action notification to FINRA under Rule 6490 at least ten calendar days before the Effective Time and will update the CETXP issuer profile with OTC Markets after FINRA processes the action. The Company’s transfer agent will be instructed so that book-entry and CUSIP/DTC positions continue without a mandatory exchange.

When will the Nevada Reincorporation become effective?

The Nevada Reincorporation will not be effected earlier than 20 calendar days after the definitive Information Statement is first sent or given to stockholders. The Company currently expects to effect the Nevada Reincorporation on or about [●], 2026, subject to that waiting period, FINRA processing for CETXP, and the state filings described above.

BACKGROUND OF THE NEVADA REINCORPORATION

As part of its ordinary oversight of the Company’s governance, the Board asked management and counsel to evaluate the Company’s Delaware domicile. The Board considered recent developments in Delaware corporate law and litigation practice, the relative predictability of Nevada’s statute-based framework, the Company’s annual Delaware franchise-tax burden, and whether a conversion could be completed without interrupting the Nasdaq listing of CETX or the OTC quotation of CETXP, and without changing the Company’s capital structure or the Series C voting formula.

The Board delegated that evaluation to the Audit Committee, which is composed entirely of directors who meet the independence requirements of Nasdaq and Rule 10A-3 under the Exchange Act. The Audit Committee reviewed Delaware and Nevada law, recent public-company conversions from Delaware to Nevada, the proposed Plan of Conversion, the proposed Nevada Articles (including the embedding of existing preferred-stock terms) and the proposed Nevada Bylaws. The Audit Committee also considered whether the transaction would confer any non-ratable benefit on any director or officer.

The Audit Committee recommended that the Board approve the Nevada Reincorporation. The Board then adopted the resolutions included in Appendix A and recommended the transaction to stockholders. On September 1, 2026, Mr. Govil, holding voting power sufficient to approve the transaction, delivered the written consent included in Appendix A.

The Nevada Reincorporation is not being undertaken in response to any known attempt to acquire control of the Company.

REASONS FOR THE NEVADA REINCORPORATION

The Audit Committee and the Board believe the Nevada Reincorporation is in the best interests of the Company and its stockholders for the following reasons.

Statute-based corporate law. Nevada corporate law is primarily statutory. Fiduciary standards applicable to directors and officers, and the presumption that they act in good faith and on an informed basis with a view to the interests of the corporation, are set out in the NRS. Delaware law remains heavily developed through Court of Chancery and Supreme Court decisions. The Board concluded that a more code-based regime should reduce uncertainty in ordinary board decision-making for a company of Cemtrex’s size.

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Litigation environment. The Board considered the frequency and cost of stockholder litigation in Delaware. Claims that do not succeed still consume management time, increase D&O insurance expense, and are borne by the Company through advancement and indemnification. The Board believes Nevada’s statutory framework, together with the exclusive-forum provisions in the Nevada Articles and Nevada Bylaws, should reduce opportunistic internal-affairs litigation without changing the Company’s business or the economics of its outstanding securities.

Director and officer protections. The Nevada Articles and Nevada Bylaws provide for exculpation, indemnification and advancement to the fullest extent permitted by the NRS, including as the NRS may later be amended to broaden those protections. The Board believes clearer statutory protection helps the Company retain and attract directors and officers. The Audit Committee specifically considered whether those protections confer a non-ratable benefit on current directors and officers and concluded they do not. The provisions apply to the office, not to particular individuals, and are consistent in purpose with protections already available under Delaware law and the Company’s existing documents, as updated for Nevada.

Franchise tax. The Company currently has a Delaware franchise-tax assessment of approximately $200,000 for the current fiscal year, of which approximately $120,000 has been paid, leaving a remaining balance of approximately $80,000. That remaining balance remains payable and is expected to be settled in connection with the conversion and the Company’s withdrawal from Delaware. After the Effective Time, the Company will no longer accrue annual Delaware franchise tax. Nevada’s ongoing cost is expected to be an annual state business-license fee plus the fee to file the annual list of officers and directors, which together are expected to be substantially lower than the Company’s recent Delaware franchise-tax burden.

Continuity of the enterprise and the capital structure. The conversion is a continuation of the same entity. Nasdaq listing, OTC quotation of Series 1 Preferred, contracts, subsidiaries, employees and public-company reporting are intended to continue without interruption. The Series C 10.01 voting formula and the Series 1 dividend, liquidation and redemption terms are being placed in the Nevada Articles rather than restated in separate certificates of designation.

No added Nevada takeover statutes. The Company is opting out of Nevada’s combinations-with-interested-stockholders statute (NRS 78.411 to 78.444) and control-share statute (NRS 78.378 to 78.3793). The Nevada Reincorporation is not being used to add those statutes.

CERTAIN RISKS ASSOCIATED WITH THE NEVADA REINCORPORATION

The Nevada Reincorporation may not produce the benefits the Board expects. Nevada has less judicial precedent than Delaware. Outcomes in novel disputes may be less predictable than they would be in the Court of Chancery.

Stockholders may challenge the conversion under Delaware law. The Company may incur defense costs, and a court could delay the transaction or impose conditions. The Board may abandon the Plan of Conversion before the Effective Time.

Directors and officers may be alleged to have interests different from other stockholders because Nevada law and the Nevada Articles provide robust exculpation, indemnification and advancement. The Audit Committee considered that potential interest and still recommended the transaction. The allegation may nevertheless be made.

Certain stockholder rights will change because Nevada law, not Delaware law, will govern the Company’s internal affairs. Material differences are summarized below. Among them: removal of a director without cause under NRS 78.335 requires not less than two-thirds of the voting power unless the articles provide a lower threshold, and the Nevada Articles do not lower that threshold; statutory books-and-records inspection under the NRS is narrower than DGCL § 220 for an Exchange Act reporting company; and specified internal-affairs claims will be subject to the exclusive-forum provisions in the Nevada Articles and Nevada Bylaws.

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The Company will incur legal, filing, printing, mailing, transfer-agent, FINRA and related costs. A substantial portion of those costs will have been incurred once this Information Statement is mailed, whether or not the conversion is completed. Unanticipated costs may arise, including in connection with settling the outstanding Delaware franchise tax, FINRA processing for CETXP, or any third-party consent.

Nasdaq listing of CETX and OTC quotation of CETXP are expected to continue, but continued listing and quotation remain subject to the ordinary requirements of Nasdaq and OTC Markets, which are independent of domicile. FINRA may request additional information or delay processing of the CETXP company-related action. The Company does not expect that process to prevent closing, but it can affect the timing of OTC vendor updates.

There can be no assurance that D&O insurance premiums will decline.

PRINCIPAL TERMS; WHAT OCCURS AT THE EFFECTIVE TIME

The Nevada Reincorporation will not create a new issuer. By operation of DGCL § 266 and NRS Chapter 92A:

■	all rights, privileges, powers, property and claims of the Delaware corporation will remain vested in the Nevada corporation;
■	all debts, liabilities and duties of the Delaware corporation will remain obligations of the Nevada corporation and may be enforced against it;
■	each outstanding Delaware share of Common Stock, Series C Preferred and Series 1 Preferred will become one Nevada share of the same class or series;
■	no appraisal or dissenters’ cash-out is being paid;
■	employee benefit plans, indemnification arrangements and commercial contracts will continue as plans and contracts of the Nevada corporation; and
■	to the extent a third-party consent is required, the Company will use commercially reasonable efforts to obtain it and does not expect any required consent to prevent the Nevada Reincorporation.

CERTAIN MATTERS THAT WILL NOT CHANGE

Business, jobs and headquarters. No change in headquarters in Hauppauge, New York, or in the Company’s business, employees, offices, properties, management, or the identity of directors and officers.

SEC status. The Company will remain an Exchange Act reporting company and will continue to file periodic and current reports with the Commission.

Listing and quotation. Common Stock is expected to remain listed on The Nasdaq Capital Market as CETX. Series 1 Preferred is expected to remain quoted on the OTCID as CETXP.

Accounting. The conversion is a continuation of the same reporting entity. The Company does not expect material accounting consequences other than expensing transaction costs.

Capitalization economics. Par values, authorized amounts, the Series C voting formula, Series 1 economic terms, and outstanding warrant and option terms are intended to be unchanged.

ANTI-TAKEOVER IMPLICATIONS

A change in domicile can have takeover effects because the statutory toolkit changes. The Company has opted out of Nevada’s interested-stockholder combinations statute and control-share statute, which are the two Nevada statutes most often described as anti-takeover. Remaining features that can affect a change-of-control effort include Board-filled vacancies, the NRS 78.335 two-thirds vote to remove directors without cause, blank-check preferred, advance-notice bylaws, exclusive forum, and the existing Series C Preferred super-voting structure. That Series C structure already concentrates voting power and is not being increased by the Nevada Reincorporation.

The Board is not adopting the Nevada Reincorporation as a response to a known takeover attempt.

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CERTAIN DIFFERENCES IN STOCKHOLDER RIGHTS UNDER DELAWARE AND NEVADA LAW

The DGCL and the NRS are similar in many respects. They are not identical. The following summarizes differences the Board considers most relevant. It is not complete. The NRS, the DGCL, the Nevada Articles and the Nevada Bylaws control.

Fiduciary duties and business judgment. Delaware duties of care and loyalty are developed largely through case law. Nevada codifies the standards applicable to directors and officers in NRS 78.138 and related provisions, including a statutory presumption that they act in good faith, on an informed basis, and with a view to the interests of the corporation. Nevada also permits directors and officers, in exercising those powers, to consider constituencies in addition to stockholders.

Exculpation. Both states permit charter provisions eliminating or limiting monetary liability of directors for duty-of-care claims, subject to statutory carve-outs. Nevada’s statute also addresses officers. The Nevada Articles eliminate or limit the liability of directors and officers to the fullest extent permitted by the NRS, including as the NRS may be amended.

Indemnification and advancement. Both states permit broad indemnification and advancement. The Nevada Articles and Nevada Bylaws require indemnification and advancement to the fullest extent permitted by NRS 78.7502, 78.751 and 78.752, with survival after a person leaves office.

Director removal. Under the DGCL, directors of an unclassified board are generally removable with or without cause by a majority of the voting power. Under NRS 78.335, removal of a director requires not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, except that the articles may reduce that threshold to not less than a majority. The Nevada Articles do not reduce that threshold.

Vacancies. Both states permit the board to fill vacancies. The Nevada Articles and Nevada Bylaws provide that vacancies, including newly created directorships, are filled by the Board.

Cumulative voting. Neither the current Delaware certificate nor the Nevada Articles permits cumulative voting.

Action by written consent. Both states permit stockholder action by written consent if the governing documents allow it. The Company is preserving that right.

Special meetings. The Nevada Bylaws continue to permit the Chair, the Chief Executive Officer or the Board to call a special meeting. Stockholders are not granted a right to call a special meeting.

Quorum and proxies. The Nevada Bylaws set the stockholder quorum at a majority of the voting power entitled to vote. NRS 78.355 generally limits an undated proxy to six months and a dated proxy to seven years unless the proxy provides a different period. The Nevada Bylaws follow the NRS.

Inspection rights. DGCL § 220 gives a stockholder a qualified right to inspect books and records for a proper purpose. NRS inspection of the stock ledger, articles and bylaws is available to a holder of record for at least six months or a holder of at least 5%. Broader financial-record inspection under NRS 78.257 is limited to holders of at least 15% and is generally unavailable to stockholders of a company that files Exchange Act reports. As an Exchange Act reporting company, the Company’s stockholders will have narrower statutory inspection rights after the conversion than under DGCL § 220.

Business combinations / interested stockholders. DGCL § 203 restricts certain business combinations with 15% interested stockholders for three years unless exceptions apply. Nevada’s combinations statute is different in scope and timing. The Nevada Articles provide that the Company elects not to be governed by NRS 78.411 to 78.444. After the Effective Time, neither DGCL § 203 nor the Nevada combinations statute will apply.

Control-share acquisitions. Delaware has no analogue to Nevada’s control-share statute. In accordance with NRS 78.378, the Nevada Articles and Nevada Bylaws provide that NRS 78.378 to 78.3793 shall not apply to the Company.

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Appraisal / dissenters’ rights. Holders of Common Stock listed on Nasdaq are not entitled to appraisal rights under DGCL § 262 because of the market-out in § 262(b). Holders of Series C Preferred and Series 1 Preferred who have executed the written consent are not entitled to appraisal rights under DGCL § 262. The Company does not believe dissenters’ rights under NRS Chapter 92A apply to this inbound conversion of a Delaware corporation. Neither the existing Delaware documents nor the Nevada Articles or Nevada Bylaws grant extra statutory appraisal or dissenters’ rights. After the Company is a Nevada corporation, future fundamental transactions will be governed by NRS 92A.380 and 92A.390.

Exclusive forum. The Nevada Articles and Nevada Bylaws provide that, unless the Company consents in writing to another forum, the Eighth Judicial District Court of Clark County, Nevada is the exclusive forum for specified derivative, fiduciary-duty, NRS, charter, bylaw and internal-affairs claims, with a fallback to another Nevada state court or a federal district court in Nevada if that court lacks jurisdiction. Federal district courts of the United States are the exclusive forum for Securities Act claims. The provision does not apply to Exchange Act claims. Stockholders are deemed to have notice of and to have consented to those provisions.

Dividends and distributions. Both states restrict distributions that would render the corporation insolvent. NRS 78.288 uses a statutory solvency test. The Nevada Articles do not authorize distributions forbidden by the NRS.

Amendments. The Company reserves the right to amend the Nevada Articles in the manner provided by the NRS. Any amendment of the indemnification and exculpation provisions is subject to the survival language in those provisions.

CERTAIN DIFFERENCES BETWEEN THE CURRENT DELAWARE DOCUMENTS AND THE NEVADA ARTICLES AND BYLAWS

The Nevada Articles and Nevada Bylaws were drafted to preserve the Company’s existing capital structure and controlled-company voting while conforming the documents to the NRS and to current public-company practice. Document-level changes include:

■	embedding Series A, Series C and Series 1 terms in the Nevada Articles rather than in separate certificates of designation;
■	a continuation clause reciting that the Nevada corporation is the continuation of the Delaware corporation;
■	the statutory opt-outs described above;
■	aligned exclusive-forum language in the Articles and the Bylaws;
■	a contemporary advance-notice and Rule 14a-19 regime in the Nevada Bylaws;
■	remote-meeting procedures consistent with NRS 78.320;
■	indemnification and advancement drafted to the NRS; and
■	director removal aligned to the NRS 78.335 default.

Written consent is preserved. There is no classified board.

FRANCHISE TAX SAVINGS AND FILING FEES

Delaware imposes an annual franchise tax on domestic corporations. The Company currently has a Delaware franchise-tax assessment of approximately $200,000 for the current fiscal year, of which approximately $120,000 has been paid, leaving a remaining balance of approximately $80,000. That amount is an obligation of the Delaware corporation and is expected to be paid or otherwise settled in connection with the conversion and withdrawal from Delaware.

After the Effective Time, the Company will not be a Delaware domestic corporation and will not accrue further annual Delaware franchise tax. Nevada charges an annual business-license fee and a fee to file the annual list of officers and directors. Those recurring Nevada fees are expected to be substantially lower than the Company’s recent Delaware franchise-tax expense.

One-time costs include Delaware and Nevada filing fees, legal fees, transfer-agent coordination, FINRA processing for CETXP, printing and mailing of this Information Statement, and related administrative expense. Those costs are not expected to be material to the Company’s financial condition, but they are in addition to settlement of the outstanding Delaware franchise-tax balance.

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CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The Nevada Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended — a mere change in identity, form or place of organization. The Company expects that neither the Company nor stockholders who receive Nevada Common Stock, Nevada Series C Preferred or Nevada Series 1 Preferred solely in exchange for the corresponding Delaware securities will recognize gain or loss for U.S. federal income tax purposes. Tax basis and holding period in the Nevada shares are expected to be the same as in the Delaware shares surrendered, provided those shares are held as capital assets at the Effective Time.

This discussion is general information only. It does not address all U.S. federal tax consequences, does not address state, local or foreign tax, and does not address special rules applicable to particular holders, including non-U.S. holders, tax-exempt holders, dealers, insurance companies, holders who acquired shares as compensation, and holders who hold shares as part of a straddle or other integrated transaction. Stockholders should consult their own tax advisors. The Company has not requested a ruling from the Internal Revenue Service.

INTERESTS OF CERTAIN PERSONS

The Audit Committee and the Board considered whether any director or officer would receive a benefit from the Nevada Reincorporation that is not shared by stockholders generally. They did not identify a non-ratable economic benefit. Directors and officers will hold the same number of equity securities after the conversion as before, on the same economic terms.

It may nevertheless be alleged that directors and officers have an interest in reduced personal litigation exposure under Nevada law and the Nevada Articles. The Audit Committee took that potential interest into account and still recommended the transaction. Mr. Govil, who delivered the written consent, has a controlling voting position through the Series C Preferred both before and after the Nevada Reincorporation. That control is preserved, not created, by the transaction.

No director or officer will receive a bonus, option grant or other special compensation because of the Nevada Reincorporation.

EFFECT ON STOCKHOLDERS; NO EXCHANGE OF CERTIFICATES

The Nevada Reincorporation will occur automatically at the Effective Time. Stockholders will not be required to exchange certificates or book-entry positions. Outstanding certificates and Direct Registration System positions representing Delaware Common Stock, Series C Preferred or Series 1 Preferred will, from and after the Effective Time, represent the same number of shares of the corresponding class or series of the Nevada corporation. Any restrictive legend on an outstanding certificate or book-entry position will continue to apply to the corresponding Nevada shares.

Banks, brokers, custodians and other nominees that hold shares in street name will be notified of the Nevada Reincorporation through ordinary DTC and transfer-agent channels. Stockholders who hold shares through a nominee and who have questions should contact that nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE UNLESS AND UNTIL SPECIFICALLY REQUESTED TO DO SO BY THE COMPANY OR THE TRANSFER AGENT. THE COMPANY DOES NOT PRESENTLY INTEND TO REQUIRE AN EXCHANGE OF CERTIFICATES.

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TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for our Common Stock and our Series 1 Preferred is ClearTrust, LLC, 16540 Pointe Village Drive, Suite 205, Lutz, Florida 33558, telephone (813) 235-4490.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information as to shares of our Common Stock, Series 1 Preferred and Series C Preferred owned by (i) each person known by us to beneficially own more than 5% of any such class, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Unless otherwise stated, the address for each beneficial owner is 135 Fell Court, Hauppauge, NY 11788.

Name of Beneficial Owner	Common Stock		Series 1 Preferred Stock		Series C Preferred Stock
Directors and Executive Officers	Number of Shares Owned	Percent of Class(1)	Number of Shares Owned	Percent of Class(1)(2)	Number of Shares Owned	Percent of Class(1)(3)
Saagar Govil	5	*	177,295	6.07%	50,000	100%
Paul J. Wyckoff	-	*	-	*	-	*
Brian Kwon	1	*	-	*	-	*
Manpreet Singh	1	*	-	*	-	*
Metodi Filipov	1	*	-	*	-	*
All Directors and Executive Officers as a Group (5 persons)	8	*	177,295	6.07%	50,000	100%

* Less than one percent of the outstanding shares of the applicable class.

(1) Except as otherwise noted, percentages of Common Stock are determined on the basis of 1,721,141 shares of Common Stock outstanding as of the Record Date, plus securities deemed outstanding pursuant to Rule 13d-3 under the Exchange Act. Under Rule 13d-3, a person is deemed to be a beneficial owner of securities owned by certain family members and of securities that the person has the right to acquire within 60 days, including shares subject to currently exercisable options or warrants.

(2) Voting-power percentages are determined on the basis of (i) one vote per share of Common Stock outstanding, (ii) the aggregate votes of the 50,000 outstanding shares of Series C Preferred, calculated as the number of shares of Common Stock outstanding multiplied by 10.01, and (iii) two votes per outstanding share of Series 1 Preferred.

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(3) Pursuant to the designation of the Series C Preferred, each issued and outstanding share of Series C Preferred is entitled to the number of votes equal to (i) the total number of shares of Common Stock outstanding at the time of such vote multiplied by 10.01, divided by (ii) the total number of shares of Series C Preferred outstanding at the time of such vote, voting together with Common Stock as a single class on any and all matters presented to stockholders, including the election of directors.

(4) Figures for Mr. Govil consist of the Common Stock, Series C Preferred and Series 1 Preferred he beneficially owns. As described above, the outstanding Series C Preferred as a class is entitled to an aggregate number of votes equal to the outstanding Common Stock multiplied by 10.01. Each outstanding share of Series 1 Preferred is entitled to two votes.

(5) Based on reports filed with the SEC and information available to the Company, no person or group other than Mr. Govil beneficially owns more than 5% of any class of the Company’s voting securities. The most recent Schedule 13G/A filed with respect to the Company’s Common Stock (Intracoastal Capital LLC, Mitchell P. Kopin and Daniel B. Asher, filed August 13, 2026) reported beneficial ownership of approximately 3.5% of the Common Stock through a warrant and stated that the reporting persons hold 5% or less of the class.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about expected timing of the Effective Time, continuation of the Nasdaq listing of CETX and the OTC quotation of CETXP, tax treatment of the Nevada Reincorporation, franchise-tax savings, FINRA processing, and the benefits of Nevada law. Forward-looking statements are based on current expectations and are subject to risks and uncertainties, including those described in this Information Statement and in the Company’s filings with the SEC. Actual results could differ. The Company undertakes no obligation to update forward-looking statements except as required by law.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may later supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our securities held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at 135 Fell Court, Hauppauge, NY 11788.

HOUSEHOLDING OF INFORMATION STATEMENT

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy was delivered and will provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications in the future. In the event a stockholder desires to provide us with such notice, it may be given by telephoning our offices at (631) 756-9116 or by mail to 135 Fell Court, Hauppauge, NY 11788, Attention: Investor Relations.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy and information statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference facility at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference facilities.

The Company’s existing Delaware certificate of incorporation, as amended, and bylaws are exhibits to those Commission filings. After the Effective Time, the Nevada Articles and Nevada Bylaws will be filed with a Current Report on Form 8-K. We have not authorized anyone to provide information that is different from the information in this Information Statement. This Information Statement is dated September 4, 2026. You should not assume that the information is accurate as of any later date.

APPENDICES

Appendix A — Audit Committee Resolutions; Board Resolutions; Written Consent of Stockholders

Appendix B — Plan of Conversion

Appendix C — Nevada Articles of Incorporation of Cemtrex, Inc.

Appendix D — Nevada Bylaws of Cemtrex, Inc.

September 4, 2026

By Order of the Board of Directors of Cemtrex, Inc.

/s/ Saagar Govil
Saagar Govil
Chairman, CEO, and President

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Appendix A

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF

Cemtrex, Inc.

A DELAWARE CORPORATION

The undersigned, being all of the duly appointed and acting members of the Board of Directors of Cemtrex, Inc., Delaware corporation (the “Corporation”), do hereby consent to the adoption of, and do hereby adopt, the following resolutions with the same force and effect as if adopted at a meeting of the Board of Directors duly called and held, pursuant to the Delaware General Corporation Law and pursuant to the bylaws of the Corporation.

1. Delegation to the Audit Committee Regarding Potential Redomestication

WHEREAS, as part of its ongoing oversight responsibilities, the Board regularly evaluates corporate governance developments relevant to the Company, including the jurisdiction in which the Company is incorporated;

WHEREAS, the Board has determined that it is advisable to undertake a comprehensive review of the relative advantages and disadvantages of the Company remaining a Delaware corporation versus converting into a corporation organized under the laws of the State of Nevada (or another jurisdiction);

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby delegates to the Audit Committee of the Board (the “Audit Committee”) the authority and responsibility to: (i) review, study, and evaluate the relative advantages, disadvantages, risks, and strategic implications of the Company remaining incorporated in the State of Delaware as compared to reincorporating (by conversion or otherwise) in the State of Nevada or another jurisdiction; (ii) consult with management of the Company, the Company’s outside legal counsel, and any other advisors or experts the Audit Committee deems appropriate; (iii) determine whether a redomestication of the Company from Delaware to Nevada (or another jurisdiction) is advisable and in the best interests of the Company and its stockholders; and (iv) make a recommendation to the full Board with respect to any such potential redomestication, including, if applicable, the form of any Plan of Conversion, Nevada articles of incorporation, and Nevada bylaws.

RESOLVED FURTHER, that the Audit Committee is authorized to retain, at the Company’s expense, such independent legal counsel, financial advisors, or other advisors as it deems necessary or appropriate in connection with the foregoing.

RESOLVED FURTHER, that the Audit Committee shall report its findings, conclusions, and recommendation(s) to the full Board as promptly as practicable.

RESOLVED FURTHER, that any actions heretofore taken by the Audit Committee or any of its members consistent with the intent of these resolutions are hereby ratified, confirmed, and approved in all respects.

Approval

Dated: August 26, 2026

The undersigned, being all the directors of Cemtrex, Inc., waive the required notice of meeting and consent to all actions taken hereby.

/s/ Saagar Govil
Saagar Govil

/s/ Brian Kwon
Brian Kwon

/s/ Manpreet Singh
Manpreet Singh

/s/ Metodi Filipov
Metodi Filipov

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RESOLUTIONS OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CEMTREX, INC.

(a Delaware corporation) (the “Company”)

1. Evaluation of Potential Redomestication and Recommendation to the Board

WHEREAS, on August 26, 2026, the Board of Directors of the Company (the “Board”) delegated to the Audit Committee of the Board (the “Audit Committee” or the “Committee”) the authority and responsibility to review, study, and evaluate the relative advantages, disadvantages, risks, and strategic implications of the Company remaining a corporation organized under the laws of the State of Delaware as compared to converting into a corporation organized under the laws of the State of Nevada (or another jurisdiction), and to make a recommendation to the full Board with respect thereto;

WHEREAS, the Audit Committee has undertaken a thorough evaluation of a potential redomestication of the Company from Delaware to Nevada by statutory conversion under Section 266 of the Delaware General Corporation Law (the “DGCL”) and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”);

WHEREAS, in the course of its evaluation, the Audit Committee has:

■	reviewed and discussed materials prepared by management and the Company’s outside legal counsel regarding the comparative corporate laws of Delaware and Nevada;
■	considered recent developments in Delaware corporate law and jurisprudence, including the continued volume of stockholder litigation and the evolving application of fiduciary-duty standards;
■	evaluated Nevada’s corporate statutes, including the codified business-judgment rule (NRS 78.138), the broader statutory protections available to directors and officers, the more predictable statutory framework governing internal corporate affairs, and the absence of a corporate franchise tax;
■	assessed the potential impact of a redomestication on the Company’s ability to attract and retain qualified directors and officers, the risk of unmeritorious or nuisance stockholder litigation, and the overall legal certainty available to the Company in conducting its business;
■	confirmed that a statutory conversion would result in the continuation of the same legal entity (with the same tax identification number, assets, liabilities, contracts, employees, and Nasdaq listing under the symbol CETX), with shares of common stock, Series C Preferred Stock, and Series 1 Preferred Stock converting on a one-for-one basis and with identical rights and preferences; and
■	considered the modest costs associated with the transaction relative to the anticipated long-term benefits;

WHEREAS, the Audit Committee has concluded that Nevada’s corporate law regime offers a more predictable and business-oriented legal environment than Delaware, that the codified statutory protections under the NRS are likely to reduce the distraction and expense of unmeritorious litigation, and that such an environment would better enable the Company’s directors and officers to focus on long-term value creation for all stockholders;

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WHEREAS, the Audit Committee has further concluded that the proposed redomestication is not expected to result in any material change to the Company’s business, operations, management, employees, assets, liabilities, or material contracts, and that the Company’s common stock will continue to be listed on The Nasdaq Stock Market under the symbol “CETX” without interruption;

WHEREAS, the Audit Committee has also concluded the Company would save more than $200,000 of franchise tax savings under a redomestication of the Company from the State of Delaware to the State of Nevada;

WHEREAS, after careful consideration of the foregoing factors, the Audit Committee has determined that a redomestication of the Company from the State of Delaware to the State of Nevada by conversion is advisable and in the best interests of the Company and its stockholders;

NOW, THEREFORE, BE IT RESOLVED, that the Audit Committee hereby recommends that the Board of Directors:

1.	Approve and adopt a Plan of Conversion providing for the conversion of the Company from a Delaware corporation into a Nevada corporation pursuant to DGCL § 266 and NRS 92A.195 (and related provisions), substantially in the form previously circulated to the Committee (the “Plan of Conversion”);
2.	Approve and adopt the form of Articles of Incorporation of the resulting Nevada corporation (including Certificates of Designation for the Series C Preferred Stock and Series 1 Preferred Stock that preserve the existing rights, preferences, and voting formulas) and the form of Bylaws of the resulting Nevada corporation (collectively, the “Nevada Governing Documents”);
3.	Declare that the redomestication (including the Plan of Conversion and the Nevada Governing Documents) is advisable and in the best interests of the Company and its stockholders;
4.	Recommend that the stockholders of the Company approve the redomestication, the Plan of Conversion, and the Nevada Governing Documents; and
5.	Authorize the officers of the Company to take all actions necessary or appropriate to effect the redomestication following stockholder approval, including the filing of the required conversion documents with the Delaware and Nevada Secretaries of State, coordination with the Company’s transfer agent and Nasdaq, and the preparation and filing of all required SEC disclosures (including a Schedule 14C Information Statement and any required Form 8-K).

RESOLVED FURTHER, that the Audit Committee recommends that the Board retain the ability to abandon the redomestication at any time prior to its effectiveness if the Board determines that such abandonment would be in the best interests of the Company and its stockholders.

RESOLVED FURTHER, that the Chair of the Audit Committee (or any other member designated by the Committee) is authorized to report these findings and this recommendation to the full Board and to take any further action consistent with these resolutions that the Chair or such member deems necessary or appropriate.

RESOLVED FURTHER, that any actions previously taken by the Audit Committee or any of its members in furtherance of the evaluation described above are hereby ratified, confirmed, and approved in all respects.

Approval

Dated: September 1, 2026

The undersigned, being all the members of the Audit Committee, waive the required notice of meeting and consent to all actions taken hereby.

/s/ Biran Kwon
Brian Kwon

/s/ Manpreet Singh
Manpreet Singh

/s/ Metodi Filipov
Metodi Filipov

17

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF

Cemtrex, Inc.

A DELAWARE CORPORATION

The undersigned, being all of the duly appointed and acting members of the Board of Directors of Cemtrex, Inc., Delaware corporation (the “Corporation”), do hereby consent to the adoption of, and do hereby adopt, the following resolutions with the same force and effect as if adopted at a meeting of the Board of Directors duly called and held, pursuant to the Delaware General Corporation Law and pursuant to the bylaws of the Corporation.

1. Approval of Redomestication from Delaware to Nevada by Conversion

WHEREAS, on August 26, 2026, the Board delegated to the Audit Committee of the Board (the “Audit Committee”) the authority to review and evaluate the relative advantages and disadvantages of the Company remaining a Delaware corporation versus converting into a corporation organized under the laws of the State of Nevada, and to make a recommendation to the full Board with respect thereto;

WHEREAS, the Audit Committee has completed its evaluation, has determined that a redomestication of the Company from the State of Delaware to the State of Nevada by conversion is advisable and in the best interests of the Company and its stockholders, and has recommended that the Board approve such redomestication, the related Plan of Conversion, and the Nevada governing documents;

WHEREAS, the Board has carefully considered the recommendation of the Audit Committee, together with the legal and business justifications supporting a change in domicile, including:

■	the greater legal certainty and predictability afforded by Nevada’s corporate statutes;
■	Nevada’s codified business-judgment rule and broader statutory protections for directors and officers;
■	the potential reduction in the frequency and cost of unmeritorious stockholder litigation;
■	the competitive advantage in attracting and retaining qualified directors and officers;
■	the elimination of Delaware franchise tax expense; and
■	the fact that a statutory conversion will result in the seamless continuation of the same legal entity, with no material change to the Company’s business, operations, management, assets, liabilities, material contracts, or Nasdaq listing under the symbol “CETX”;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to effect a redomestication of the Company from the State of Delaware to the State of Nevada by means of a statutory conversion pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”);

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WHEREAS, there has been presented to the Board a Plan of Conversion (the “Plan of Conversion”), substantially in the form attached hereto as Exhibit A, providing for the conversion of the Company into a Nevada corporation, together with the proposed Articles of Incorporation of the resulting Nevada corporation (including Certificates of Designation for the Series C Preferred Stock and Series 1 Preferred Stock that preserve all existing rights, preferences, and voting formulas) and the proposed Bylaws of the resulting Nevada corporation (collectively, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibits B and C, respectively;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the redomestication of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation” or “Redomestication”), the Plan of Conversion, and the Nevada Governing Documents are advisable and in the best interests of the Company and its stockholders, and the Board hereby approves, adopts, and declares advisable the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents in all respects.

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions be submitted for approval and adoption by the stockholders of the Company entitled to vote thereon by written consent in lieu of a meeting pursuant to Section 228 of the DGCL.RESOLVED FURTHER, that the Board hereby recommends that the stockholders of the Company approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions.

RESOLVED FURTHER, that, upon receipt of the requisite stockholder approval, the officers of the Company (collectively, the “Authorized Officers”) be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company, to prepare, execute, acknowledge, file, and deliver all agreements, certificates, notices, and other documents, and to take all such further actions, as any such Authorized Officer may deem necessary, appropriate, or desirable to consummate the Nevada Reincorporation, including, without limitation:

■	filing a Certificate of Conversion with the Secretary of State of the State of Delaware;
■	filing Articles of Conversion and the Nevada Articles of Incorporation with the Secretary of State of the State of Nevada;
■	coordinating with the Company’s transfer agent (ClearTrust, LLC), The Depository Trust Company, and The Nasdaq Stock Market LLC to ensure uninterrupted listing of the Company’s common stock under the symbol “CETX” and continuity of CUSIP and book-entry records;
■	preparing and filing with the Securities and Exchange Commission a Schedule 14C Information Statement and any required Current Report(s) on Form 8-K; and
■	paying all related fees, taxes, and expenses.

RESOLVED FURTHER, that, notwithstanding the approval of the stockholders, the Board may, at any time prior to the effective time of the Nevada Reincorporation, abandon the Nevada Reincorporation and the Plan of Conversion if the Board determines, in its sole discretion, that such abandonment would be in the best interests of the Company and its stockholders.

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RESOLVED FURTHER, that at the effective time of the Nevada Reincorporation, by virtue of the conversion and without any further action on the part of the Company, the resulting Nevada corporation, or any holder of securities: (i) each share of common stock, par value $0.001 per share, of the Company issued and outstanding or held in treasury immediately prior to the effective time shall automatically convert into one fully paid and non-assessable share of common stock, par value $0.001 per share, of the Nevada corporation; (ii) each share of Series C Preferred Stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the effective time shall automatically convert into one fully paid and non-assessable share of Series C Preferred Stock, par value $0.001 per share, of the Nevada corporation, with identical rights, preferences, privileges, and voting power (including the existing super-voting formula); and (iii) each share of Series 1 Preferred Stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the effective time shall automatically convert into one fully paid and non-assessable share of Series 1 Preferred Stock, par value $0.001 per share, of the Nevada corporation, with identical rights, preferences, and privileges ;and all outstanding options, warrants, restricted stock units, convertible securities, and other rights to acquire equity securities of the Company shall automatically become corresponding rights to acquire equity securities of the Nevada corporation on the same terms and conditions.

RESOLVED FURTHER, that any employment agreements, employee benefit plans, equity incentive plans, and other similar plans or agreements of the Company shall continue in full force and effect as plans or agreements of the Nevada corporation on the same terms and conditions, and any references therein to the Company or the Board shall thereafter mean the Nevada corporation and its board of directors.

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized to take any and all further actions, and to execute and deliver any and all further instruments, certificates, and documents, that they may deem necessary or desirable to carry out the intent and purposes of the foregoing resolutions.

RESOLVED FURTHER, that any and all actions previously taken by any director or officer of the Company in connection with the matters contemplated by these resolutions are hereby ratified, confirmed, and approved in all respects.

Approval

Dated: September 1, 2026

The undersigned, being all the directors of Cemtrex, Inc., waive the required notice of meeting and consent to all actions taken hereby.

/s/ Saagar Govil
Saagar Govil

/s/ Brian Kwon
Brian Kwon

/s/ Manpreet Singh
Manpreet Singh

/s/ Metodi Filipov
Metodi Filipov

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WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

OF

CEMTREX, INC.

(in lieu of a special meeting)

The undersigned, being the holder of outstanding stock of Cemtrex, Inc., a Delaware corporation (the “Company”), representing more than a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote on the matter (the “Majority Stockholders”), acting by written consent pursuant to Section 228 of the Delaware General Corporation Law and the Company’s bylaws, hereby consents to, approves and adopts the following resolutions with the same force and effect as if adopted at a duly called and held meeting of the stockholders of the Company:

RESOLVED, that the Redomestication of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”), the Plan of Conversion, the Nevada Charter (including Certificates of Designation for Series C Preferred Stock and Series 1 Preferred Stock) and the Nevada Bylaws, all as approved and recommended by the Board of Directors of the Company and in the forms attached to the accompanying Information Statement (or previously provided), are hereby approved, adopted and confirmed in all respects.

RESOLVED FURTHER, that the resolutions of the Board of Directors of the Company approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”) are hereby adopted and approved in all respects.

RESOLVED FURTHER, that this Written Consent may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic or PDF signatures shall be deemed original signatures for all purposes.IN WITNESS WHEREOF, the undersigned Majority Stockholders have executed this Written Consent as of the date set forth below.

Majority Stockholders:

/s/Saagar Govil
Name:	Saagar Govil
Shares / Voting Power: Series C Preferred Stock – 50,000 shares
Date:	September 1, 2026

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Appendix B

PLAN OF CONVERSION

OF

CEMTREX, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of August [*], 2026 to convert Cemtrex, Inc., a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation to be known as “Cemtrex, Inc.” (the “Nevada Corporation”).

1. Converting Entity.

The Delaware Corporation is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2. Converted Entity.

The Nevada Corporation shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Nevada Corporation shall be Cemtrex, Inc.

3. The Conversion.

The Delaware Corporation shall be converted to the Nevada Corporation (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.

4. Filing of Conversion Documents; Effective Time.

As soon as practicable following the satisfaction of the conditions set forth in Section 9 hereof, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12 hereof, the Delaware Corporation shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 (the “Nevada Articles of Conversion”) to be properly executed and filed with the Nevada Secretary of State in accordance with such section, (ii) Articles of Incorporation of the Nevada Corporation in the form attached hereto as Exhibit A (the “Nevada Articles of Incorporation,” which shall include the Certificates of Designation for the Series C Preferred Stock and Series 1 Preferred Stock, as applicable) and an Initial List of Directors and Officers, each to be properly executed and filed with the Nevada Secretary of State in accordance with NRS 92A.205 and 92A.207, and (iii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed with the Delaware Secretary of State in accordance with such section, and otherwise make all other filings or recordings as required by the NRS and the DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Nevada Articles of Conversion and Delaware Certificate of Conversion as the effective time of the Conversion (the “Effective Time”). The Conversion will have the effects set forth in the NRS and, to the extent necessary, the DGCL, including without limitation the effects set forth in this Plan of Conversion. The Nevada Corporation will be responsible for the payment of all of the Delaware Corporation’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

5. Articles of Incorporation and Bylaws.

At the Effective Time, the Nevada Articles of Incorporation and Bylaws of the Nevada Corporation, in the form attached hereto as Exhibit B (the “Nevada Bylaws”), shall govern the Nevada Corporation until amended in accordance with their respective terms and applicable law. The Nevada Articles of Incorporation shall authorize the same total number of shares and classes/series as currently authorized under the Delaware Corporation’s certificate of incorporation (70,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, including the existing designations for Series C Preferred Stock and Series 1 Preferred Stock), with rights, preferences, and privileges carried forward as closely as practicable under Nevada law (including the Series C super-voting formula of (outstanding Common Stock × 10.01) ÷ outstanding Series C Preferred Stock, and the Series 1 terms including 2 votes per share and $10 liquidation preference).

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6. Directors and Officers.

From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the Nevada Corporation, or their respective stockholders, (i) the members of the Board of Directors of the Delaware Corporation (the “Delaware Board”) as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the members of the board of directors of the Nevada Corporation (the “Nevada Board”), with each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the chair of the Nevada Board, to serve at the pleasure of the Nevada Board; (iii) each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Nevada Board on the same terms and with the same powers and authority as the applicable committee of the Delaware Board as of immediately prior to the Effective Time, and the members of each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Nevada Board, each to serve at the pleasure of the Nevada Board; and (iv) the officers of the Delaware Corporation as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the officers of the Nevada Corporation (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), with each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

7. Effect on Capital Stock of the Delaware Corporation.

At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation, the Nevada Corporation, the stockholders thereof or any other person:

(i) each share of common stock, par value $0.001 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of common stock, par value $0.001 per share, of the Nevada Corporation;

(ii) each share of Series C Preferred Stock, par value $0.001 per share, of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Series C Preferred Stock, par value $0.001 per share, of the Nevada Corporation (with identical voting, protective, and other rights as set forth in the Certificate of Designation carried forward in the Nevada Articles of Incorporation); and

(iii) each share of Series 1 Preferred Stock, par value $0.001 per share, of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Series 1 Preferred Stock, par value $0.001 per share, of the Nevada Corporation (with identical rights, including 2 votes per share and $10 liquidation preference, as carried forward).

At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of common stock, Series C Preferred Stock, or Series 1 Preferred Stock of the Delaware Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of the corresponding stock of the Nevada Corporation and shall be so registered on the books and records of the Nevada Corporation and its transfer agent; and (y) all of the issued and outstanding shares of such stock of the Delaware Corporation that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Nevada Corporation into which such shares have been converted as herein provided in accordance with the customary procedures of the Delaware Corporation’s transfer agent (ClearTrust, LLC). Any shares of the Nevada Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer. No fractional shares shall be issued; any fractional interests shall be treated consistently with the Delaware Corporation’s existing practices.

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8. Other Effects of the Conversion.

(a) At the Effective Time, any stock option, restricted share, restricted stock unit, warrant, convertible note, purchase right, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the common stock or other equity securities of the Delaware Corporation (each, a “Convertible Security”), shall from and after the Effective Time constitute a stock option, restricted share, restricted stock unit, warrant, convertible note, purchase right, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same number of shares of common stock or other equity securities of the Nevada Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time.

(b) At the Effective Time, automatically by virtue of the Conversion and without any further action by the Delaware Corporation, the Nevada Corporation or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement, or other similar plan or agreement to which the Delaware Corporation is a party, or otherwise maintains, sponsors or contributes (including both cash and equity incentive plans), shall continue to be a plan or agreement of the Nevada Corporation on the same terms and conditions and any references to the Delaware Corporation and the Delaware Board (or any committee thereof) thereunder shall mean the Nevada Corporation and its board of directors (or any committee thereof) on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of the common stock or preferred stock or other equity securities of the Delaware Corporation, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of the corresponding securities of the Nevada Corporation.

(c) At the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Delaware Corporation is a party shall continue to be an agreement of the Nevada Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall, on and after the Effective Time, mean the Nevada Corporation.

(d) The Conversion shall not (i) extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or (ii) extinguish or adversely affect the standing or ability of any person or entity to initiate a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Nevada Corporation through the pendency of any such derivative action or suit.

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9. Conditions Precedent.

Completion of the Conversion is subject to the following conditions:

(a) the resolution of the Delaware Board approving the Conversion and the Plan of Conversion pursuant to and in accordance with applicable law;

(b) this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the capital stock of the Delaware Corporation outstanding and entitled to vote thereon, voting together as a single class (which majority is expected to be satisfied by the written consent of the holders of the Series C Preferred Stock); and

(c) any regulatory or contractual approvals that the Delaware Board or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(c) hereof may be waived by the Delaware Board or any duly authorized committee thereof, and any determination by the Delaware Board or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive to the fullest extent permitted by applicable law. The filing of the Nevada Articles of Conversion with the Nevada Secretary of State, and the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, shall be evidence that all conditions to the Conversion have been met or validly waived.

10. Effect of Conversion.

From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266 of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3). The Nevada Corporation shall be deemed to be the same entity as the Delaware Corporation, and the corporate existence of the Delaware Corporation shall not cease.

11. Record of Conversion.

Prior to the Conversion (unless this Plan of Conversion shall have been terminated as provided in Section 12 hereof), a copy of this Plan of Conversion will be kept at the principal place of business of the Delaware Corporation and, upon the written request of any stockholder of the Delaware Corporation to the Secretary of the Delaware Corporation, a copy of this Plan of Conversion shall be promptly delivered to such stockholder. From and after the Effective Time, a copy of this Plan of Conversion will continue to be kept at the principal place of business of the Nevada Corporation and, upon the written request of any stockholder of the Nevada Corporation to the Secretary of the Nevada Corporation, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

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12. Termination; Abandonment.

At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Delaware Corporation as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the opinion of the Delaware Board, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13. Foreign Qualifications of Converted Entity.

For the purpose of authorizing the Nevada Corporation to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Nevada Corporation to transact business, the officers of the Nevada Corporation are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Nevada Corporation, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Nevada Corporation to transact business therein, and whenever it is expedient for the Nevada Corporation to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Nevada Corporation to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Nevada Corporation prior to the Effective Time in furtherance of this Section 13 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Nevada Corporation.

14. Plan of Reorganization.

It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

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This Plan of Conversion has been adopted by the Delaware Board as of the date set forth above.

Cemtrex, Inc.

By:
Name:	Saagar Govil
Title:	Chief Executive Officer Exhibits

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Appendix C

ARTICLES OF INCORPORATION

OF

CEMTREX, INC.

(a Nevada corporation)

The undersigned, being an authorized officer of Cemtrex, Inc., a Delaware corporation (the “Delaware Corporation”), hereby certifies that these Articles of Incorporation are adopted in connection with the conversion of the Delaware Corporation into a Nevada corporation pursuant to NRS Chapter 92A and Section 266 of the Delaware General Corporation Law, and pursuant to Chapter 78 of the Nevada Revised Statutes (as amended from time to time, the “NRS”), as follows:

ARTICLE I

NAME

The name of the corporation is Cemtrex, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation’s registered office in the State of Nevada is [to be completed – typically c/o a commercial registered agent or the Company’s chosen agent], and the name of its registered agent at such address is [Name of Registered Agent].

ARTICLE III

PURPOSE AND DURATION

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS. The Corporation shall have perpetual existence.

ARTICLE IV

CAPITAL STOCK

Section 4.1 Authorized Shares.

The total number of shares of capital stock that the Corporation is authorized to issue is Eighty Million (80,000,000) shares, consisting of: (i) Seventy Million (70,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and (ii) Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Section 4.2 Common Stock.

Except as otherwise provided in these Articles of Incorporation or required by the NRS, the holders of Common Stock shall be entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. There shall be no cumulative voting. Holders of Common Stock shall have no preemptive, subscription, redemption, or conversion rights. Subject to the preferential rights of any Preferred Stock, holders of Common Stock shall be entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor, and upon liquidation, dissolution, or winding up of the Corporation, to share ratably in the net assets available for distribution after payment of all liabilities and any preferential amounts owed to holders of Preferred Stock.

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Section 4.3 Preferred Stock – General.

Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide for the issuance of all or any of the remaining authorized shares of Preferred Stock that have not been designated as Series A Preferred Stock, Series C Preferred Stock, or Series 1 Preferred Stock, in one or more series, and to fix for each such series the designation, number of shares, voting powers, preferences, and relative, participating, optional, or other rights, and the qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series (a “Certificate of Designation”). Any such Certificate of Designation shall be filed with the Nevada Secretary of State as an amendment to these Articles of Incorporation as required by the NRS.

Section 4.4 Series A Preferred Stock.

There is hereby designated a series of Preferred Stock consisting of One Million (1,000,000) shares, which series shall be designated as “Series A Preferred Stock” and shall have the following rights and preferences:

1.	Designation and Amount. The number of shares constituting the Series A Preferred Stock shall be 1,000,000.

2.	Voting.

(a)	Each issued and outstanding share of Series A Preferred Stock shall be entitled to the number of votes equal to the result of: (i) the number of shares of Common Stock of the Corporation issued and outstanding at the time of such vote multiplied by 1.01; divided by (ii) the total number of shares of Series A Preferred Stock issued and outstanding at the time of such vote, at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders for their action or consideration, including the election of directors. Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

(b)	The Corporation shall not amend, alter, or repeal the Series A Preferred Stock, or the special rights or other powers of the Series A Preferred Stock, so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

3.	Other Rights. The Series A Preferred Stock shall have equal distribution rights with the Common Stock upon liquidation, dissolution, or winding-up of the Corporation, and otherwise shall have no preemptive, subscription, conversion, or redemption rights.

Section 4.5 Series C Preferred Stock.

There is hereby designated a series of Preferred Stock consisting of One Hundred Thousand (100,000) shares, which series shall be designated as “Series C Preferred Stock” and shall have the following rights and preferences:

1.	Designation and Amount. The number of shares constituting the Series C Preferred Stock shall be 100,000.

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2.	Voting. (a) Each issued and outstanding share of Series C Preferred Stock shall be entitled to the number of votes equal to the result of: (i) the number of shares of Common Stock of the Corporation issued and outstanding at the time of such vote multiplied by 10.01; divided by (ii) the total number of shares of Series C Preferred Stock issued and outstanding at the time of such vote, at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders for their action or consideration, including the election of directors. Holders of Series C Preferred Stock shall vote together with the holders of Common Stock as a single class. (b) The Corporation shall not amend, alter, or repeal the Series C Preferred Stock, or the special rights or other powers of the Series C Preferred Stock, so as to affect adversely the Series C Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such adversely affected Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

Section 4.6 Series 1 Preferred Stock.

There is hereby designated a series of Preferred Stock consisting of Four Million (4,000,000) shares, which series shall be designated as “Series 1 Preferred Stock” (the “Series 1 Preferred”) and shall have the following powers, preferences, rights, qualifications, limitations, and restrictions:

1.	Designation and Amount. The number of shares constituting the Series 1 Preferred shall be 4,000,000, which number may be increased or decreased by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then outstanding shares of Series 1 Preferred.

2.	Ranking. The Series 1 Preferred shall, with respect to payment of dividends, redemption payments, and rights upon liquidation, dissolution, or winding-up of the affairs of the Corporation, rank (a) senior to the Series A Preferred Stock, the Common Stock, and any other class of capital stock the Corporation issues in the future unless the terms of that stock provide that it ranks senior to any or all of the Series 1 Preferred; (b) on a parity with any class of capital stock the Corporation issues in the future the terms of which provide that it will rank on a parity with any or all of the Series 1 Preferred; (c) junior to each class of capital stock issued in the future the terms of which expressly provide that such capital stock will rank senior to the Series 1 Preferred; and (d) junior to all of the Corporation’s existing and future indebtedness.

3.	Dividends. Dividends on Series 1 Preferred will be paid out of legally available funds at the rate of ten percent (10.0%) of the Preference Amount (defined below) per year, or $1.00 per share of Series 1 Preferred, from the issuance date of the Series 1 Preferred through the date of redemption or surrender thereof. Dividends on Series 1 Preferred shall be fully cumulative, accruing, without interest, and shall be payable semiannually in arrears on the last day of March and September in each year (each a “Dividend Payment Date”), except that if such date is not a Business Day then the dividend shall be payable on the first immediately succeeding Business Day. Dividends may be paid in cash or, at the Corporation’s option, in additional fully paid and nonassessable shares of Series 1 Preferred valued at the Preference Amount (a “Stock Dividend”). The Corporation shall not issue fractional shares of Series 1 Preferred in respect of Stock Dividends but shall round up to the next whole share. Dividends shall accrue regardless of whether the Corporation has earnings, whether there are funds legally available therefor, and/or whether declared. No interest shall be payable with respect to any dividend payment that may be in arrears. For purposes of this Section 4.6, “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

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4.	Voting Rights. Except as otherwise required by law, the holders of Series 1 Preferred shall vote together with the holders of the Common Stock (and not as a separate class) at any annual or special meeting of stockholders, and each holder of Series 1 Preferred shall have two (2) votes for each share of Series 1 Preferred owned by such holder on the applicable record date as though each share of Series 1 Preferred were two shares of Common Stock. Holders of the Series 1 Preferred shall vote as a class on any amendment altering or changing the powers, preferences, or special rights of the Series 1 Preferred so as to affect them adversely.

5.	No Conversion. The Series 1 Preferred shall not be convertible into or exchangeable for shares of Common Stock or any other class of capital stock of the Corporation.

6.	Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, each holder of Series 1 Preferred shall be entitled to receive, out of the assets of the Corporation available for distribution, $10.00 per share (the “Preference Amount”), plus accrued and unpaid dividends, in preference to any distribution to the holders of the Series A Preferred Stock and Common Stock. After payment of the Preference Amount, the remaining assets shall be distributed among the holders of Series A Preferred Stock and Common Stock on a pro rata basis. A merger, consolidation, or sale of substantially all assets shall not be deemed a liquidation, dissolution, or winding up for purposes of this Section.

7.	Redemption.

(a)	The Corporation may redeem any or all of the Series 1 Preferred at any time and from time to time at its option by giving notice (by press release, public announcement, mailing, or otherwise). The redemption price shall be the Preference Amount plus any accrued but unpaid dividends to the date fixed for redemption. If fewer than all outstanding shares are redeemed, the Corporation may select the shares proportionally, by lot, or by any other equitable method.

(b)	From and after the redemption date (if funds necessary for redemption are available and have been irrevocably deposited or set aside), the redeemed shares shall no longer be deemed outstanding, the holders shall cease to be stockholders with respect to such shares, and all rights with respect to such shares shall terminate except the right to receive the redemption price, without interest.

8.	Other Rights. The holders of Series 1 Preferred shall have no preemptive or other preferential rights to purchase or subscribe to any stock, obligations, warrants, or other securities of the Corporation, except as expressly provided herein.

ARTICLE V

BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors. Any newly created directorship resulting from an increase in the authorized number of directors and any vacancy occurring in the Board of Directors for any reason shall be filled exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal.

Except as otherwise provided by these Articles of Incorporation, any director or the entire Board of Directors may be removed from office, with or without cause, by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, as provided in NRS 78.335.

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ARTICLE VI

LIMITATION OF LIABILITY AND INDEMNIFICATION

To the fullest extent permitted by the NRS (including NRS 78.138 and 78.7502), a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the NRS is amended to authorize further elimination or limitation of liability, then the liability of a director or officer shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. Any repeal or modification of this Article shall not adversely affect any right or protection of a director or officer existing at the time of such repeal or modification with respect to any act or omission occurring prior to such repeal or modification.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the NRS, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another entity. The Corporation shall advance expenses (including attorneys’ fees) incurred by any such director or officer in defending any such proceeding in advance of its final disposition, to the fullest extent permitted by the NRS, upon receipt of an undertaking to repay such amounts if it is ultimately determined that such person is not entitled to indemnification. The rights conferred by this Article VI shall not be exclusive of any other rights such person may have or hereafter acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such person.

ARTICLE VII

FORUM SELECTION

Section 7.1 Internal Actions.

Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative (i) brought derivatively on behalf of the Corporation, (ii) asserting a claim for breach of a fiduciary duty owed by any current or former director, officer, employee, agent or stockholder of the Corporation to the Corporation or its stockholders, (iii) constituting an internal action (as defined in NRS 78.046), including any action asserting a claim arising pursuant to any provision of Title 7 of the NRS, these Articles of Incorporation or the Bylaws of the Corporation, any agreement entered into pursuant to NRS 78.365, or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (iv) to interpret, apply, enforce or determine the validity of these Articles of Incorporation or the Bylaws of the Corporation, or (v) asserting a claim governed by the internal affairs doctrine. If the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, then the Second Judicial District Court of Washoe County, Nevada shall be the sole and exclusive forum therefor; if neither such court has jurisdiction, then any federal district court located within the State of Nevada shall be the sole and exclusive forum therefor. This Section 7.1 shall not apply to any action brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

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Section 7.2 Securities Act Claims.

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 7.3 Deemed Notice and Consent.

Any person or entity purchasing, holding or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VII.

ARTICLE VIII

BYLAWS AND AMENDMENTS

In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors is expressly authorized to adopt, amend, or repeal the Bylaws of the Corporation. The stockholders entitled to vote shall also have the power to adopt, amend, or repeal the Bylaws of the Corporation.

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by the NRS, and all rights conferred upon stockholders herein are granted subject to this reservation. Any amendment, repeal, or modification of Article VI shall be subject to the provisions thereof.

ARTICLE IX

CONTINUATION

These Articles of Incorporation are being filed in connection with the conversion of Cemtrex, Inc., a Delaware corporation, into a Nevada corporation pursuant to NRS Chapter 92A and Section 266 of the Delaware General Corporation Law. The Corporation is a continuation of the existence of the Delaware corporation.

ARTICLE X

INAPPLICABILITY OF CERTAIN NEVADA STATUTES

Section 10.1 Combinations with Interested Stockholders.

The Corporation elects not to be governed by, and shall not be subject to, the provisions of NRS 78.411 to 78.444, inclusive (Combinations with Interested Stockholders), as amended from time to time, or any successor provisions.

Section 10.2 Acquisition of Controlling Interest.

In accordance with NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive (Acquisition of Controlling Interest), as amended from time to time, or any successor provisions, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation as of __________, 2026.

Name:	Saagar Govil
Title:	Chief Executive Officer of Cemtrex, Inc., a Delaware corporation, as authorized officer in connection with the conversion

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Appendix D

BYLAWS

OF

CEMTREX, INC.

(a Nevada corporation)

(Adopted September [*], 2026)

ARTICLE I

OFFICES

Section 1.1 Registered Office.

The registered office of the Corporation in the State of Nevada shall be the office of the Corporation’s registered agent in the State of Nevada as designated from time to time by the Board of Directors in accordance with the Nevada Revised Statutes, as amended from time to time (the “NRS”).

Section 1.2 Other Offices.

The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1 Place of Meetings.

All meetings of stockholders shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any physical place, but may instead be held solely by means of remote communication in accordance with NRS 78.320(4)–(6). If a meeting is held by remote communication, the Corporation shall implement reasonable measures to verify the identity of each person participating as a stockholder or proxy holder and to provide stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting, in a substantially concurrent manner.

Section 2.2 Annual Meetings.

The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time as the Board of Directors shall designate.

Section 2.3 Special Meetings.

Special meetings of stockholders may be called only by (i) the Board of Directors, (ii) the Chair of the Board, or (iii) the Chief Executive Officer. The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of the meeting. Stockholders shall not have the power to call a special meeting except as required by the NRS or the terms of any outstanding series of Preferred Stock.

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Section 2.4 Notice of Meetings.

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place (if any), date and hour of the meeting, the means of remote communication (if any), the record date for determining stockholders entitled to notice of and to vote at the meeting (if different from the record date for notice), and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Notice may be given by mail, overnight delivery, or electronic transmission in accordance with NRS 78.370. If mailed, notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at the address appearing on the records of the Corporation. An affidavit of the Secretary, an Assistant Secretary, or the transfer agent that notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2.5 Quorum.

Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the holders of a majority of the voting power of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any particular matter), shall constitute a quorum for the transaction of business. If a quorum is not present, the chair of the meeting or the holders of a majority of the voting power present in person or represented by proxy may adjourn the meeting from time to time until a quorum is present. Once a share is represented for any purpose at a meeting, it shall be deemed present for quorum purposes for the remainder of the meeting and for any adjournment thereof unless a new record date is or must be set.

Section 2.6 Adjournments.

Any meeting of stockholders may be adjourned from time to time by the chair of the meeting or by the stockholders present or represented by proxy. When a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, place (if any) and means of remote communication (if any) thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.7 Voting and Proxies.

Except as otherwise provided in the Articles of Incorporation, each stockholder shall be entitled to one vote for each share of Common Stock held by such stockholder and to the number of votes provided in the Articles of Incorporation for any series of Preferred Stock. There shall be no cumulative voting. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy.

No proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, which shall not exceed seven (7) years, except as otherwise provided for irrevocable proxies under NRS 78.355. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by remote communication, or by delivering to the Secretary a revocation or a later-dated proxy.

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Section 2.8 Voting Procedures and Required Vote.

The vote on any matter, including the election of directors, need not be by written ballot. Directors shall be elected by a plurality of the votes cast. Except as otherwise provided by the Articles of Incorporation, these Bylaws or the NRS, all other matters shall be decided by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

Section 2.9 Inspectors of Election.

The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by applicable law, appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors. If no inspector or alternate is able to act, the person presiding at the meeting may appoint one or more inspectors. Each inspector shall take and sign an oath to execute the duties of inspector with strict impartiality. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, retain a record of challenges, and certify their determinations. No candidate for office at an election may serve as an inspector at such election.

Section 2.10 Organization.

Meetings of stockholders shall be presided over by the Chair of the Board, or in his or her absence by the Chief Executive Officer, or in the absence of the foregoing persons by a chair designated by the Board of Directors. The Secretary shall act as secretary of the meeting, but in his or her absence the chair of the meeting may appoint any person to act as secretary of the meeting.

Section 2.11 Conduct of Meetings.

The Board of Directors may adopt such rules and regulations for the conduct of meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations, the chair of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules may include: (i) an agenda or order of business; (ii) rules for maintaining order and safety; (iii) limitations on attendance and participation to stockholders of record, their proxies, and such other persons as the chair shall determine; (iv) restrictions on entry after the meeting has begun; and (v) limitations on time allotted to questions or comments. The chair shall, if the facts warrant, determine and declare that a matter was not properly brought before the meeting, and any such matter shall not be transacted. Meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.12 Stockholder List.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting as required by the NRS during ordinary business hours at the principal place of business of the Corporation or on a reasonably accessible electronic network. If the meeting is held at a place, the list shall also be produced and kept at the meeting. If the meeting is held solely by remote communication, the list shall be open for examination as provided by the NRS. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list or to vote at the meeting.

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Section 2.13 Action by Written Consent.

Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the stockholders holding at least a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote on the action (or such greater proportion as would be required to take such action at a meeting) and shall be delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded, in accordance with NRS 78.320. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section, written consents signed by a sufficient number of holders to take action are delivered to the Corporation. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing.

Section 2.14 Advance Notice of Stockholder Business and Nominations.

2.14.1 Annual Meetings of Stockholders.

(a) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or any authorized committee thereof, or (iii) by any stockholder of the Corporation who (A) was a stockholder of record at the time of giving of notice provided for in this Section 2.14, on the record date for the meeting, and at the time of the annual meeting, (B) is entitled to vote at the meeting, and (C) complies with the notice procedures and disclosure requirements set forth in this Section 2.14. Clause (iii) of this Section 2.14.1(a) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(b) For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.14.1(a)(iii), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business (other than nominations) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(c) To be in proper form, a stockholder’s notice under this Section 2.14.1 must set forth:

(i) as to each person whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (B) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and any Stockholder Associated Person, individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice and any Stockholder Associated Person, (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such Stockholder Associated Person, if any, (B) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such Stockholder Associated Person, (C) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder or Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (D) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of the Corporation, (E) any short interest in any security of the Corporation, (F) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (H) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s or Stockholder Associated Person’s immediate family sharing the same household;

(iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;

(v) a representation whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination; and

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(vi) if the nominee is to be submitted for inclusion on the Corporation’s universal proxy card pursuant to Rule 14a-19 under the Exchange Act, a written representation that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19, and a statement that the Corporation may rely on such representation. Notwithstanding the foregoing, no stockholder shall be entitled to submit any nominee for inclusion on the Corporation’s universal proxy card unless such stockholder has provided the representation required by this Section 2.14.1(c)(vi). If any stockholder provides notice pursuant to Rule 14a-19 under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met all applicable requirements of Rule 14a-19. Without limiting the other provisions of this Section 2.14, unless otherwise required by law, if any stockholder provides such notice and either (A) fails to comply with the requirements of Rule 14a-19(a)(3) under the Exchange Act, or (B) fails to timely provide reasonable evidence of such compliance as required by this Section 2.14, then such stockholder’s nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting, or other proxy materials for any stockholder meeting (or any supplement thereto), and the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. In addition, a stockholder seeking to nominate a director or bring other business before an annual meeting shall promptly provide any additional information reasonably requested by the Corporation to determine compliance with this Section 2.14.

2.14.2 Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or any committee thereof or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (A) is a stockholder of record at the time of giving of notice provided for in this Section 2.14, on the record date for the meeting, and at the time of the special meeting, (B) is entitled to vote at the meeting, and (C) complies with the notice procedures and disclosure requirements set forth in this Section 2.14 as to such director nominations. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 2.14.1(c) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

2.14.3 General.

(a) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.14 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.14. Except as otherwise provided by law, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with this Section 2.14 and, if any proposed nomination or business is not in compliance with this Section 2.14, to declare that such defective proposal or nomination shall be disregarded, including whether any stockholder has complied with Rule 14a-19 under the Exchange Act and this Section 2.14.

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(b) For purposes of this Section 2.14, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act. “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder with respect to the Corporation, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person controlling, controlled by or under common control with such stockholder or any Stockholder Associated Person referred to in clause (i) or (ii) above.

(c) Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or any rights of holders of any class or series of Preferred Stock to nominate or elect directors pursuant to and in accordance with the terms of the Articles of Incorporation.

(d) If information submitted pursuant to this Section 2.14 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such inaccuracy may be grounds for the chair of the meeting to disregard such nomination or proposal. Upon request by the Corporation, any stockholder proposing a nominee shall update and supplement the information previously provided to the Corporation as necessary so that such information shall be true and correct as of the record date for the meeting and as of the date that is ten (10) days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for the meeting in the case of the update required to be made as of the record date, and not later than eight (8) days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update required to be made as of ten (10) days prior to the meeting or any adjournment or postponement thereof.

ARTICLE III

DIRECTORS

Section 3.1 General Powers.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 3.2 Number, Election and Term.

The number of directors that shall constitute the whole Board of Directors shall be fixed from time to time exclusively by resolution adopted by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director elected shall hold office until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders or residents of the State of Nevada.

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Section 3.3 Vacancies and Newly Created Directorships.

Any vacancy on the Board of Directors resulting from death, resignation, removal, disqualification or any other cause, and any newly created directorship resulting from any increase in the number of directors, shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected to fill a vacancy shall hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified.

Section 3.4 Resignation.

Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if no time is specified, upon receipt. Unless otherwise specified in the resignation, acceptance shall not be necessary to make it effective.

Section 3.5 Removal.

Any director or the entire Board of Directors may be removed, with or without cause, by the holders of two-thirds of the voting power of the shares then entitled to vote at an election of directors, subject to any additional requirements set forth in the Articles of Incorporation or the NRS.

Section 3.6 Meetings.

The Board of Directors may hold meetings, both regular and special, either within or without the State of Nevada. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chair of the Board, the Chief Executive Officer, or a majority of the directors then in office on at least twenty-four (24) hours’ notice to each director. Directors may participate in any meeting by conference telephone or other communications equipment by means of which all persons participating can hear each other, and such participation shall constitute presence in person.

Section 3.7 Quorum and Action.

At all meetings of the Board of Directors, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum is not present, the directors present may adjourn the meeting from time to time until a quorum is present.

Section 3.8 Action by Written Consent.

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.9 Compensation.

The Board of Directors shall have the authority to fix the compensation of directors. Directors may be reimbursed for their expenses incurred in connection with attendance at meetings.

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ARTICLE IV

COMMITTEES OF THE BOARD

The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the limitations of the NRS, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Unless otherwise specified in the designating resolution, a majority of the then authorized members of a committee shall constitute a quorum, and the vote of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall keep regular minutes of its meetings.

ARTICLE V

OFFICERS

Section 5.1 Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President (who may be the same person as the Chief Executive Officer), a Secretary and a Treasurer or Chief Financial Officer, and may include a Chair of the Board, one or more Vice Presidents, and such other officers as the Board of Directors may from time to time determine. Any number of offices may be held by the same person.

Section 5.2 Appointment and Term of Office.

The officers of the Corporation shall be appointed by the Board of Directors. Each officer shall hold office until such officer’s successor is appointed or until such officer’s earlier resignation or removal.

Section 5.3 Removal and Resignation.

Any officer may be removed, with or without cause, at any time by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation. The removal or resignation of an officer shall be without prejudice to the contract rights, if any, of the officer or the Corporation. The appointment of an officer shall not of itself create contract rights.

Section 5.4 Duties of Officers.

The officers of the Corporation shall have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be assigned to them by the Board of Directors or the Chief Executive Officer.

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ARTICLE VI

STOCK AND STOCK CERTIFICATES

Section 6.1 Certificates; Uncertificated Shares.

The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.

Section 6.2 Signatures.

Every certificate representing shares shall be signed by or in the name of the Corporation by any two authorized officers of the Corporation. Any or all signatures may be facsimiles.

Section 6.3 Lost, Stolen or Destroyed Certificates.

The Corporation may issue a new certificate or uncertificated shares in place of any certificate theretofore issued by it that is alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed and, if required by the Board of Directors, the giving of a bond sufficient to indemnify the Corporation against any claim.

Section 6.4 Transfers of Stock.

Transfers of shares of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney duly authorized in writing. The Corporation may maintain one or more transfer offices or agents and registry offices or agents as determined by the Board of Directors.

Section 6.5 Record Date.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held.

ARTICLE VII

INDEMNIFICATION

Section 7.1 Right to Indemnification.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the NRS as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 7.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors.

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Section 7.2 Advancement of Expenses.

The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3 Claims.

If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 7.4 Nonexclusivity of Rights.

The rights conferred on any Covered Person by this Article VII shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 7.5 Other Sources.

The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity.

Section 7.6 Amendment or Repeal.

Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

Section 7.7 Other Indemnification.

This Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.

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ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 8.2 Seal.

The Corporation may, but shall not be required to, adopt a corporate seal.

Section 8.3 Waiver of Notice.

Whenever notice is required to be given under any provision of the NRS, the Articles of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance at a meeting shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 8.4 Books and Records.

The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees, and shall keep at its registered office or principal place of business a record of its stockholders. Any records maintained by the Corporation in the regular course of its business may be kept on or by means of any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

ARTICLE IX

EXCLUSIVE FORUM

Section 9.1 Internal Actions.

Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative (i) brought derivatively on behalf of the Corporation, (ii) asserting a claim for breach of a fiduciary duty owed by any current or former director, officer, employee, agent or stockholder of the Corporation to the Corporation or its stockholders, (iii) constituting an internal action (as defined in NRS 78.046), including any action asserting a claim arising pursuant to any provision of Title 7 of the NRS, the Articles of Incorporation or these Bylaws, any agreement entered into pursuant to NRS 78.365, or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (iv) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws, or (v) asserting a claim governed by the internal affairs doctrine. If the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, then the Second Judicial District Court of Washoe County, Nevada shall be the sole and exclusive forum therefor; if neither such court has jurisdiction, then any federal district court located within the State of Nevada shall be the sole and exclusive forum therefor. This Section 9.1 shall not apply to any action brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

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Section 9.2 Securities Act Claims.

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 9.3 Deemed Notice and Consent.

Any person or entity purchasing, holding or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X

INAPPLICABILITY OF CONTROL SHARE STATUTE

In accordance with NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive (Acquisition of Controlling Interest), as amended from time to time, or any successor provisions, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE XI

AMENDMENTS

These Bylaws may be amended, altered or repealed, and new bylaws may be adopted, by the Board of Directors or by the stockholders entitled to vote, in accordance with the Articles of Incorporation and the NRS.

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